Exhibit 10.1

AMENDMENT TO
SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

         This Amendment is made as of the 26th day of October 2009, by and between Urigen Pharmaceuticals, Inc. a Delaware corporation with its principal place of business at 27 Maiden Lane, Suite 595, San Francisco, California 94108 (the “Company”) and Platinum-Montaur Life Sciences, LLC (the “Lender”) a Delaware limited liability company.

WHEREAS, the parties have entered into a Note Purchase Agreement dated as of January 9, 2009 (the “Purchase Agreement”), as amended by Amendment to Transaction Documents dated as of April 22, 2009 and further amended by Second Amendment to Transaction Documents dated as of August 13, 2009 pursuant  to which the Company issued to the Lender (collectively the “Notes”): (A) Senior Secured Convertible Promissory Note No. 1 dated January 9, 2009  in the principal amount of $257,000; (B)  Senior Secured Convertible Promissory Note No. 2 dated April 22, 2009 in the principal amount of $40,000; (C) Senior Secured Convertible Promissory Note No. 3 dated August 13, 2009  in the principal amount of $202,500.

WHEREAS, pursuant to their terms, the Notes matured on October 9, 2009.

WHEREAS, the parties wish to amend the Note to extend the maturity date to April 9, 2010;

NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           The maturity date of each of the Notes is extended to provide that the outstanding balance of each of the Notes shall be due and payable by the Company on April 9, 2010.

2.           The provisions of the Notes, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The Lender does not in any way waive the Company’s obligations to comply with any of the provisions, covenants and terms of the Notes, nor does the Lender waive any other right the Lender may have at law or in equity.

3.           This Amendment shall be governed by the laws of the State of New York, without regards to the conflict of law provisions thereof.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Notes  to be executed as of the date first above written.

URIGEN PHARMACEUTICALS, INC.

By:__/s/ Martin E. Shmagin_________________
Name:  Martin E. Shmagin
Title:    Chief Financial Officer

PLATINUM-MONTAUR LIFE SCIENCES, LLC

.
By:__/s/ Michael Goldberg___________________
Name:  Michael Goldberg
Title:  Portfolio Manager